Acquisition of Safe Harbor Marinas, LLC September 2020 Safe Harbor Cabrillo Isle, San Diego, CA Safe Harbor Newport Shipyard, Newport, RI Safe Harbor Old Port Cove, North Palm Beach, FL Safe Harbor Glen Cove, Glen Cove, NY Exhibit 99.2

Forward-Looking Statements This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations; changes in general economic conditions, the real estate industry and the markets win which we operate; difficulties in our ability to evaluate, finance, complete and integrate acquisitions (including the acquisition of Safe Harbor Marinas, LLC), developments and expansions successfully; our liquidity and refinancing demands; our ability to obtain or refinance maturing debt; our ability to maintain compliance with covenants contained in our debt facilities; availability of capital; changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar and the Australian dollar; our ability to maintain rental rates and occupancy levels; our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; increases in interest rates and operating costs, including insurance premiums and real property taxes; risks related to natural disasters, such as hurricanes, earthquakes, floods and wildfires; general volatility of the capital markets and the market price of shares of our capital stock; our failure to maintain our status as a REIT; changes in real estate and zoning laws and regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITs; litigation, judgments or settlements; competitive market forces; the ability of purchasers of manufactured homes and boats to obtain financing; and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 1

Acquisition of Safe Harbor Marinas

Transaction	▪ **Acquisition of Safe Harbor Marinas, LLC ("Safe Harbor"), the largest and most diversified marina owner and operator in the United States** ▪ Safe Harbor's platform is unmatched in scale, portfolio quality and depth of network offering – Owns and operates 101 marinas and manages five marinas on behalf of third parties, across 22 states[(1)] – Approximately 40,000 members in network
Consideration	▪ **$2.110 billion purchase price[(2)]** – Includes assumption of ~$808 million of bank debt – Selling shareholders can elect to receive securities of Sun's operating partnership prior to closing, not to exceed 15% of the closing merger consideration (≤ ~$195 million) – The remainder of the consideration will be in cash ▪ To be funded, pending completion of our long-term financing plan, by cash on hand and availability on our senior credit facility[(3)] ▪ Backstopped by a new $750 million 364-day senior unsecured bridge loan commitment
Pro Forma Impact	▪ Approximately 15% of pro forma Sun annual rental revenue derived from acquired marinas[(4)] ▪ Expected to be accretive to 2021 Core FFO per share
Closing	▪ Expected in 4Q 2020, subject to customary closing conditions ▪ Third-party consents are required to acquire certain properties through the merger[(5)]

SAFE HARBOR MARINAS



Safe Harbor Charleston City, Charleston, SC



Safe Harbor Bohemia Vista, Chesapeake City, MD

1. As of September 29, 2020.
2. Includes approximately $104.5 million of value ascribed to land and development opportunities.
3. At June 30, 2020, we had $373.5 million of unrestricted cash on hand and $683.0 million available under our senior credit facility.
4. Sun annual rental revenue for manufactured housing and annual and transient RV is included in 'Income from real property' on its Consolidated Statements of Operations for the twelve months ended December 31, 2019. Safe Harbor annual rental revenue reported as 'Storage', 'Lease' and 'Rentals' revenue on its Consolidated Statements of Operations for the twelve months ended December 31, 2019.
5. If any of these consents are not received by closing, the affected properties will be temporarily retained by an affiliate of Safe Harbor. The cash consideration paid by Sun at closing will be reduced by the value of the affected properties. If required consent is obtained in the two-year period following closing for four properties, with an aggregate value of $112.6 million, (the "Delayed Consent Properties"), Sun will acquire the applicable properties for cash consideration equal to its agreed value. Regardless of whether required third-party consents are obtained prior to November 30, 2020 for 11 properties, with an aggregate value of $260.2 million, (the "Delayed Closing Properties"), Sun will acquire the applicable properties for cash consideration equal to its agreed value not later than November 30, 2020.

SUN COMMUNITIES, INC.

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New Platform Enhances Growth Potential Safe Harbor Essex Island, Essex, CT Safe Harbor Jefferson Beach, St. Clair Shores, MI Safe Harbor Marina Bay, Quincy, MA 3 Fragmented, high barrier to entry industry with favorable operating fundamentals Irreplaceable high-quality portfolio of scale in prime coastal markets Attractive Positioning Expected to be accretive to 2021 Core FFO per Share Ability to be flexible in financing strategy Earnings Accretion Significant proportion of recurring rental income from annual and seasonal leases Favorable and resilient operating fundamentals Adjacent land with potential expansion and development opportunities Organic Growth New platform to consolidate highly fragmented industry with Safe Harbor’s ability to identify and integrate new marina investments and Sun’s advantageous cost of capital and structuring expertise External Growth

Transaction Rationale

Attractive Industry Dynamics

- Marinas produce a predictable, recurring rental revenue stream
  - 74% of Safe Harbor's gross profit is derived from storage and commercial lease income(1)
- The industry, totaling ~4,000 marinas(2) and over $5 billion in annual revenue(3), is primed for consolidation
  - The top five operators collectively represent approximately 4% of the market by marina count
- Numerous barriers to entry include strict regulatory environment, scarcity of available land and capital intensity
- The demographic outlook is positive as the number of boat owners are increasing with an aging population
- Shift towards larger vessels increases "stickiness" of members
- Recession resistant and resilient performance through the COVID-19 pandemic

Best-in-Class Marina Platform

- Safe Harbor is the largest and most diversified marina owner and operator in the United States
- Irreplaceable high-quality portfolio focused in prime coastal markets
  - 70% of Safe Harbor's marinas are located in coastal markets(4)
- One-of-a-kind boating network provides members access to an unparalleled boating lifestyle
- Managed by an experienced team of industry executives with a demonstrated track record and supported by a deep bench that will continue to run day-to-day operations

Consistent with Existing Growth Strategy

- Sun has a long and successful track record of identifying and investing in industries with strong growth profiles and "roll-up" potential
  - Acquired, transitioned and repositioned approximately $5.8 billion of properties since 2010(5)
  - Reshaped portfolio by focusing on strategic expansions, acquiring high quality assets in key markets
- Sun's best-in-class portfolio and operating platform is evidenced by consistent same community rental rate and net operating income growth, resulting in strong earnings growth over the years

1. *Results for the twelve months ended December 31, 2019. Gross profit represents the difference of total revenues and cost of revenues and excludes selling, general and administrative expenses.*
2. *Source: U.S. Census Bureau.*
3. *Source: IBISWorld Marinas in the US June 2020.*
4. *Based on number of marinas owned at September 29, 2020. Calculation of marinas located in coastal markets includes those along the Great Lakes.*
5. *Represents transaction value of acquisitions from January 1, 2011 to June 30, 2020.*

SUN Sun Communities, Inc.

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Marinas Are A Complementary Fit To Sun P P P P P P P P P P P P P P P P P P P P P P Manufactured Homes RV Marinas Key Attributes Highly Fragmented Industry Primed for Consolidation No / Very Limited New Supply with High Barriers to Entry Supportive Demographic Trends Resilient Operating Fundamentals Geographic Diversity Predictable, Recurring Rental Revenue Stream “Sticky” Tenant / Guest / Member Base Ability to Leverage Platform for Cash Flow Growth 5 P P

Industry Fundamentals Support Consolidation

Fragmented Industry

- The top five operators collectively represent approximately 4% of the market by marina count



Top 5 Operators 4%
Total Marinas in U.S.(1)
~4,000
All Other Operators 96%

High Barriers to Entry

1. **Strict Regulatory Environment**
   - Regulatory hurdles continue to limit new marina construction
   - Increased scrutiny, approval times and risk of denial

2. **Scarcity of Available Land**
   - Highly limited stock of desirable protected waterways
   - Marina capacity growth is primarily driven by expansions / reconfigurations[2]

3. **Capital Intensity**
   - High initial capital investment
   - Scale is necessary to spread fixed operating costs over a larger base

Supportive Demographic Trends

- The aging U.S. population is a positive trend because boat buyers are concentrated in older, wealthier demographic groups

U.S. Population Above Age 55[1]
(% of total U.S. population)



37%
35%
32%
30%
27%
35%
2015
2025
2035
2045
2055

1. Source: U.S. Census Bureau.
2. Transaction consideration includes approximately $104.5 million of value ascribed to land and development opportunities.

SUN COMMUNITIES, INC.
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Attractive Industry Dynamics

- **Fundamentals are strong as a result of the limited supply of new marinas, stable stock of boats and increasing vessel size that may require a marina for storage**

Marina Supply	Slip Demand	Boat Size
Slow & steady decrease	Slow & steady increase	Trending longer & wider



U.S. Marinas (in 000's)
4.5
4.0
3.5
3.0
2.5
04
06
08
10
12
14
16
'04–'16 CAGR:
(0.6%)



U.S. target boat fleet (17'+) (in mm)
6.5
6.0
5.5
5.0
4.5
04
06
08
10
12
14
16
18
'04–'18 CAGR:
0.3%



U.S. boat fleet sizes (in feet) – '14-'19 CAGR
7.0%
5.5%
4.0%
2.5%
1.0%
(0.5%)
Boats +17'
'14–'19 CAGR:
0.8%
0.8%
(0.1%)
0.3%
0.9%
0.8%
1.7%
5.7%
17'-30'
31'-40'
41'-50'
51'-60'
61'-70'
71'-80'
80+

Sources: Info-Link, U.S. Coast Guard Recreational Vessel Registration, U.S. Census Bureau and Yachtworld.
Note: U.S. Coast Guard boat fleet data available since 2004; U.S. marinas data available through 2016 U.S. Census.

SUN COMMUNITIES, INC.
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Best-In-Class Marina Platform

- **Safe Harbor is the largest and most diversified marina owner and operator in the United States**

101	30,000	8,300	9,500	22	70%	73%	40,000	8.3
Owned Marinas[1]	Approximate Wet Slips	Approximate Dry Racks	Approximate Spaces for Outside Land Storage	States	of Marinas Located in Coastal Markets[2]	of Marinas Owned Fee Simple	Approximate Members	Years Average Member Tenure

Diversified National Geographic Footprint

- No single state accounts for more than 11% of owned marinas[1]
- No single marina accounts for more than 6% of total wet slips



Ownership by State
No Marinas
3 - 4 Marinas
< 3 Marinas
> 4 Marinas

Unrivaled Among Competitors

Unmatched in scale, portfolio quality and depth of network offering



101
29
26
11
7
SUNTEX MARINAS
els
Equity LifeStyle Properties
IGY
MARINAS

Note: stars on map may indicate locations of more than one marina.
1. *As of September 29, 2020, Safe Harbor directly or indirectly owns 101 marinas and manages five marinas on behalf of third parties.*
2. *Calculation of marinas located in coastal markets includes those along the Great Lakes.*

SUN Sun Communities, Inc.
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Experienced Team With Proven Track Record The Safe Harbor team will join Sun Communities and continue to drive day-to-day operations and identify future marina investment opportunities Baxter Underwood Chief Executive Officer Prior experience acquiring and managing lifestyle assets, including over 20 marinas Former CIO of CNL Lifestyle Properties Former Partner at Clapham Capital Executive Leadership with Safe Harbor Platform from the Beginning Experienced Team of Industry Executives Supported by a Deep Bench 9 Dedicated M&A team maintains deep pipeline of acquisition targets Successfully completed and integrated 101 acquisitions Management equity stakes and incentives align management with Sun shareholders Built regional management and business development infrastructure with consistent operational strategy and approach Operationally-focused executives with significant marina industry experience Control Execution Growth Chief Operating Officer 14 Regional Vice Presidents ~1,600 Property-level Team Members Acquisitions Systems, data management, integrations and training Hospitality, marketing and partnerships Operational improvement Internal legal and audit Treasury, accounting, FP&A and capital management Risk and compliance Human resources

PREDICTABLE, RECURRING RENTAL INCOME STREAM

Breakdown of Gross Profit[1]


Recurring
Storage
Wet Slip Rental
Annual / Seasonal
Transient
Dry Storage
(dry rack inside/outside/heated, open building and covered)
Commercial Leases
68%
6%
Ancillary
Service (routine maintenance, repair and winterization)
12%
Fuel
4%
Boat and Cabin Rentals
2%
Retail and Restaurants
< 1%
Other Income[2]
7%

93% of wet slip rental income is annual / seasonal

74% of Safe Harbor's gross profit is derived from storage and commercial lease income

Properties include resort-quality amenities, offering a best-in-class member experience







1. *Results for the twelve months ended December 31, 2019. Gross profit represents the difference of total revenues and cost of revenues. Excludes management fees, cost of management fee and selling, general and administrative expenses.*
2. *Other income includes electric income, environmental impact fee income, parking income, brokerage commissions, hauling income and other fee income.*

SUN COMMUNITIES, INC.
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Sun to Become Leader Across Three Industries Pro Forma Sun Communities Sun Communities Today Number of Properties Number of Properties Annual Rental Revenue Geographic Footprint (by Number of Properties) Geographic Footprint (by Number of Properties) 267 MH Communities 125 RV Resorts 34 RV & MH Properties 267 MH Communities 125 RV Resorts 34 RV & MH Properties 101 Marinas Annual Rental Revenue Number of properties owned by Sun as of June 30, 2020 and number of properties owned by Safe Harbor as of September 29, 2020. Sun annual rental revenue for manufactured housing and annual and transient RV is included in ‘Income from real property’ on its Consolidated Statements of Operations for the twelve months ended December 31, 2019. Safe Harbor annual rental revenue reported as ‘Storage’, ‘Lease’ and ‘Rentals’ revenue on its Consolidated Statements of Operations for the twelve months ended December 31, 2019. 11 426 Total Properties 527 Total Properties (1) (1) (2) (2) (1) (1)

A New Platform To Drive Growth 12 Platform for acquisitions within a highly fragmented industry Positions Safe Harbor as acquiror of choice for marina owners given ability to issue Sun shares, OP units and other forms of currency in a public company Strategic Value Managed by an experienced team of industry executives Proven track record to control, execute and grow the business High Quality Management Team Premier member experience and scale of platform drives strong brand recognition Access to nationwide network Differentiated Product Offering Rate increases enabled by high-impact, visible capital improvements Double-digit ROIC on growth capex investments Attractive Capital Improvement Opportunities

Transaction Sources And Uses Pending completion of our long-term financing plan, cash consideration will be funded by cash on hand and availability on our senior credit facility(1) The acquisition is not subject to financing conditions and is backstopped by a new $750 million 364-day senior unsecured bridge loan commitment At June 30, 2020, we had $373.5 million of unrestricted cash on hand and $683.0 million available under our senior credit facility. The members of Safe Harbor may elect before closing of the merger to receive their merger consideration in cash, securities of Sun, or a combination thereof. The merger consideration is currently expected to consist of a new series of preferred OP units, with an aggregate value not to exceed $75.0 million, and common OP units (collectively, the “Merger Securities”). The aggregate amount of Merger Securities will not exceed 15% of the closing merger consideration or an estimated amount of $195 million (the “Merger Securities Cap”). The common OP units will be valued based on the VWAP of Sun common stock for the 20 trading days preceding execution of the merger agreement (the “Agreed Value”); provided that if the VWAP of Sun common stock for the three trading days before closing is greater than 110%, or less than 90%, of the Agreed Value than the common OP units will be valued at 110% or 90%, respectively, of the Agreed Value. Consequently, we expect total diluted shares outstanding to increase by no more than 1.5 million, which is based on elections sufficient to trigger the Merger Securities Cap and an assumed price of 90% of the Agreed Value of $144.1625 or $129.75 per unit. Assumes there will be no Delayed Consent Properties or Delayed Closing Properties. Excludes transaction expenses. Preliminary Sources Preliminary Uses Pro Forma Capitalization Prior to Completion of Long-Term Financing Plan ($ in millions, except per share data) 13 (2)